UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COLISEUM ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Pine Street, Suite 3202

New York, New York 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-600-5763

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2023, Coliseum Acquisition Corp., a Cayman islands exempted company (the “Company”), Coliseum Acquisition Sponsor LLC (“Sponsor”) and Berto LLC (the “Acquirer”) entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which Sponsor has agreed to sell to Acquirer, and Acquirer has agreed to purchase from Sponsor an aggregate of (i) 2,625,000 Class B ordinary shares, $0.001 par value per share (the “Class B ordinary shares”) and (ii) 2,257,500 private placement warrants (the “Private Placement Warrants”) held by Sponsor (collectively, the “Transferred Securities”) for an aggregate purchase price (the “Purchase Price”) of $1.00 plus Acquirer’s agreement to advance up to $100,000 to the Company each month in connection with the Extension (as defined below) (the “Transaction”).

Pursuant to the Purchase Agreement, among other things:

•	Effective on the closing date of the Transaction, the Company’s current officers will resign from the Company and the Company will appoint the following individual designated by Acquirer in the position listed below:

Harry L. You, Chief Executive Officer and Chief Financial Officer

•	Effective on the closing date of the Transaction, Mr. Jason Stein and Mr. Daniel Haimovic will resign from the Company’s board of directors and they will be replaced by at least one (1) individual designated by Acquirer (the “New Director”) to be appointed by the remaining directors as of the closing date of the Transaction;

•	effective following the closing date of the Transaction, and upon the expiration of certain waiting periods contemplated by the Purchase Agreement, the incumbent five (5) independent directors of the Company will resign and be replaced by individuals designated by Acquirer to be appointed by the New Director to the Company’s board of directors.

The closing of the Transaction is conditioned upon, among other things, (i) continued listing of the Company’s Class A ordinary shares, warrants and units on Nasdaq; (ii) the Company receiving the requisite shareholders’ approval for the Extension; and (iii) at least 2,200,000 Class A ordinary shares shall not have been redeemed in connection with the Meeting (defined below).

The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (iii) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 15, 2023, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

On June 14, 2023, the Company filed a supplement (the “Proxy Supplement”) to its proxy statement dated June 7, 2023 (the “Extension Proxy Statement”) in connection with the extraordinary general meeting of the Company (the “Meeting”) scheduled to be held on June 20, 2023. The Proxy Supplement announces (i) the terms of the funds to be deposited into the Company’s trust account in connection with the proposed extension of time in which the Company must complete an initial business combination or liquidate the trust account that holds the proceeds of the Company’s initial public offering (the “Extension”); (ii) that the Company plans to open the Meeting as scheduled on June 20, 2023, at 9:00 a.m. Eastern Time, subject to the consent of the members of the Company constituting a quorum as set out in the Company's amended and restated articles of association, and then immediately adjourn the Meeting to June 22, 2023 at 11:30 a.m. Eastern Time; and (iii) that because the Company intends to adjourn the Meeting to June 22, 2023, the redemption deadline will be extended to 5:00 p.m. on June 20, 2023.

Shareholders who have previously submitted shares for redemption or who have voted by proxy do not need to do anything prior to the Meeting unless they change their decision as to redemption or voting.

The foregoing description of the Proxy Supplement is not complete and is qualified in its entirety by reference to the text of such document, which was filed with the Securities and Exchange Commission on June 14, 2023, and is incorporated herein by reference.

Additional Information and Where to Find It

The Company has filed the Extension Proxy Statement to be used to seek shareholder approval to, among other things, extend the time the Company has to consummate an initial business combination. The Company has mailed the Extension Proxy Statement to its shareholders of record as of May 25, 2023 on or about June 8, 2023. The Company has filed a Proxy Supplement to the Extension Proxy Statement on June 14, 2023. Investors and security holders of the Company are advised to read the Extension Proxy Statement, the Proxy Supplement and any amendments or supplements thereto, because these documents contain or will contain important information about the Extension and the Company. Shareholders will also be able to obtain copies of the Extension Proxy Statement and the Proxy Supplement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Coliseum Acquisition Corp., 80 Pine Street, Suite 3202, New York, NY 10005.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023 (the “Annual Report”), the definitive Extension Proxy Statement which was filed with the SEC on June 7, 2023, and the Proxy Supplement which was filed with the SEC on June 14, 2023. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1†	Purchase Agreement dated June 15, 2023.
99.1	Press release dated June 15, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

†	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Andrew Fishkoff
		Name:	Andrew Fishkoff
		Title:	Chief Operating Officer and General Counsel

Dated: June 15, 2023

Exhibit 10.1

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of June 15, 2023 (the “Effective Date”), by and among Berto LLC, a Delaware limited liability company (the “Acquirer”), Coliseum Acquisition Corp., a Cayman islands exempted company (“SPAC”), and Coliseum Acquisition Sponsor LLC (“Sponsor”) (each a “Party” and, collectively, the “Parties”).

WHEREAS, SPAC completed its initial public offering on June 25, 2021 (the “IPO”), and pursuant to its Amended and Restated Memorandum and Articles of Association (the “Articles”), SPAC has 24 months from the completion of the IPO, or until June 25, 2023, to complete a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, reorganization, contractual control arrangement or other similar type of transaction (a “Business Combination”);

WHEREAS, SPAC has filed with the Securities and Exchange Commission (“SEC”) and mailed to its shareholders a definitive proxy statement seeking shareholder approval to, among other things, amend the Articles to extend the date by which SPAC has to complete a Business Combination from June 25, 2023 to June 25, 2024 (i.e., for a period of time ending 36 months after the completion of the IPO) (such extension and related matters, the “Extension”);

WHEREAS, as of Effective Date, SPAC has not completed or announced a Business Combination;

WHEREAS Sponsor owns (i) 3,750,000 Class B ordinary shares, par value $0.0001 per share, of SPAC (the “Class B Shares”), acquired by the Sponsor for an aggregate purchase price of $25,000, or $0.006 per Class B Share, in a private placement prior to the IPO and (ii) 3,225,000 warrants (the “Private Placement Warrants”) to purchase Class A ordinary shares, par value $0.0001 per share, of SPAC (the “Class A Shares”), which Private Placement Warrants were acquired by Sponsor for an aggregate purchase price of $4,837,500, or $1.50 per Private Placement Warrant, in a private placement that occurred simultaneously with the completion of the IPO;

WHEREAS, the Parties desire that (i) Sponsor sell, and Acquirer purchase, an aggregate of 2,625,000 Class B Shares and 2,257,500 Private Placement Warrants held by Sponsor (collectively, the “Transferred Securities”) for an aggregate purchase price of $1.00 plus Acquirer’s agreement to advance up to $100,000 per month to SPAC pursuant to the Extension (the “Purchase Price”), (ii) prior to the Closing (as defined below), Sponsor and SPAC take all actions necessary to ensure that SPAC has fully satisfied, discharged and paid all of SPAC’s Liabilities (as defined below) incurred on or prior to the Closing Date (as defined below) that are not reflected on Schedule 10(k), and obtained a waiver of the deferred underwriting fee from the underwriters of the IPO, and (iii) at the Closing, Acquirer and SPAC enter into a joinder to the letter agreement entered into by the Sponsor with SPAC upon the closing of the IPO (collectively, the “Transaction”); and

WHEREAS, SPAC’s board of directors has determined that the Transaction provides SPAC with an increased likelihood to consummate a Business Combination and that it is in the best interests of SPAC and its shareholders to enter into this Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

1.       Sale and Purchase of Transferred Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, immediately following the removal and replacement of SPAC’s existing officers with the persons designated by Acquirer pursuant to Section 6(a), Sponsor shall sell, assign, convey and deliver to Acquirer, and Acquirer shall purchase and accept from the Sponsor, all of Sponsor’s right, title and interest in, to and under the Transferred Securities, free and clear of all mortgages, liens, pledges, charges, security interests, encumbrances or other adverse claims of any kind (collectively, “Liens”) other than Liens on transfer imposed under applicable securities laws. In consideration for the sale of the Transferred Securities, Acquirer shall pay to Sponsor the cash portion of the Purchase Price in cash or wire transfer of immediately available funds at the Closing and shall advance to SPAC up to $100,000 per month during the period of the Extension for deposit by SPAC into its trust account as required pursuant to SPAC’s Articles as amended pursuant to the vote of SPAC’s shareholders at the Shareholder Meeting (as defined below). Sponsor shall deliver to Acquirer stock powers and/or other instruments of transfer as may be required by SPAC’s transfer agent to duly convey the Transferred Securities to Acquirer at the Closing. SPAC shall instruct its transfer agent to process the transfer of the Transferred Securities and shall cause its counsel to issue an opinion to the transfer agent that the sale of the Transferred Securities may be made without registration under the Securities Act of 1933, as amended (the “Securities Act”).

2.       SPAC Liabilities. Prior to the Closing, Sponsor and SPAC shall take all actions necessary to ensure that SPAC has fully satisfied, discharged and/or paid all of SPAC’s Liabilities incurred on or prior to the Closing Date, except as set forth on Schedule 10(k), and obtained a waiver of the deferred underwriting fee from the underwriters of the IPO.

3.       Insider Letter. At the Closing, Acquirer and SPAC shall enter into a joinder to the letter agreement entered into by the Sponsor with SPAC upon the closing of the IPO (the “Insider Letter”).

4.       Sponsor Retained Securities. The Parties acknowledge that, after the sale and purchase set forth in Section 1 of this Agreement, Sponsor will retain 1,125,000 Class B Shares (the “Retained Shares”) and 967,500 Private Placement Warrants (the “Retained Warrants” and together with the Retained Shares, the “Retained Securities”). Sponsor agrees that, to the extent that, in connection with the SPAC’s initial Business Combination, the Acquirer agrees to forfeit, cancel, transfer, defer, amend or waive the terms of, or subject to earnout or lock-up or any other restriction all or a portion of the Transferred Securities, Sponsor shall subject all of the Retained Securities to the same treatment, pro rata, based on the number of the applicable Retained Securities out of the total number of Class B Shares or Private Placement Warrants, as applicable, and provided that all holders of Class B Shares and Private Placement Warrants subject their Class B Shares and Private Placement Warrants to the same treatment; and provided, further, that that if the Acquirer enters into any agreement that gives it the right, on an absolute or contingent basis, to earn back or restore the value or original terms of the Class B Shares or Private Placement Warrants that were the subject of any such forfeitures, cancellations, transfers, deferrals, amendments, waivers, earn-outs, lock-ups or other restrictions, the Sponsor shall be provided the same rights on a pro rata basis. In addition, in connection with SPAC’s initial Business Combination, Sponsor shall enter into any voting support agreement, lock-up agreement, registration rights agreement or other similar agreement that SPAC and Acquirer enter into. If Sponsor fails to comply with the foregoing agreements, Sponsor hereby irrevocably appoints Acquirer as its attorney in fact to execute and deliver any and all agreements and instruments necessary to effectuate such agreements. Sponsor agrees that it shall not transfer any Retained Securities until the closing of SPAC’s initial Business Combination. Sponsor agrees to use its best efforts to obtain the agreement of its anchor investors, prior to the Closing, to amend its operating agreement and/or any other agreements with its anchor investors to remove or waive any provisions that do not permit the agreements set forth in this Section 4.

5.       Closing. The closing of the Transaction and the other transactions contemplated by this Agreement (the “Closing” and the date the Closing occurs, the “Closing Date”) will take place on the first business day following the satisfaction of the conditions to closing set forth in Section 8 of this Agreement.

6.       Management.

(a)       Concurrently with the execution of this Agreement, SPAC’s officers shall execute and deliver to Acquirer resignation letters, which letters shall take effect on the Closing Date. Upon the Closing, SPAC shall take such actions as necessary to effectuate the removal of SPAC’s existing officers and replacement with the persons designated by Acquirer.

(b)       Concurrently with the execution of this Agreement, SPAC’s directors shall execute and deliver to Acquirer resignation letters, so that (i) effective as of the Closing, Jason Stein and Daniel Haimovic shall resign and be replaced by at least one (1) individual designated by Acquirer (the "New Director") to be appointed by the remaining directors to the SPAC’s board of directors as of the Closing, and (ii) effective following the Closing upon expiration of all applicable waiting periods under Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, the other remaining current directors of SPAC (other than the New Director) shall resign and be replaced by individuals designated by Acquirer to be appointed by the New Director to the SPAC’s board of directors as of the Closing.

(c)       Effective as of the Closing, access to the SPAC’s bank account(s) shall be transferred to Acquirer and/or its designees.

7.       Other Covenants of SPAC and Sponsor.

(a)       Assignment of Registration Rights. On or prior to Closing Date, Acquirer shall enter into a joinder to that certain Registration Rights Agreement dated as of June 22, 2021, by and among SPAC and each of the parties executing a signature page thereto (the “Registration Rights Agreement”) and, pursuant to such joinder, will receive the same rights and benefits with respect to the Transferred Securities as previously held by Sponsor.

(b)       Termination of Administrative Services Agreement. On or prior to the Closing Date, SPAC shall terminate, and Sponsor shall cause SC Management LLC (“SC Management”), an affiliate of Sponsor, to terminate, that certain Administrative Services Agreement between SPAC and SC Management dated as of June 22, 2021 (the “Administrative Services Agreement”). Sponsor shall cause SC Management to forgive and fully discharge all fees that are outstanding under the Administrative Services Agreement as of the Closing Date.

(c)       Waiver of Deferred Underwriting Fees. On or prior to the Closing Date, SPAC shall deliver to Acquirer a waiver (in form and substance reasonably satisfactory to Acquirer) by Stifel, Nicolaus & Company, Incorporated (“Stifel”) of the deferred underwriting fees which would be owed to Stifel upon consummation of a Business Combination pursuant to that certain Underwriting Agreement dated June 22, 2021, between SPAC and Stifel (“Underwriting Agreement”).

(d)       Nasdaq Listing. SPAC and Sponsor shall provide Acquirer with copies of all written communications between SPAC and representatives of the Nasdaq Stock Market (“Nasdaq”) regarding the continued listing deficiency notice received by SPAC dated March 21, 2023 and shall facilitate an introduction between Nasdaq and Acquirer and its counsel for the purpose of addressing such deficiency. Between the Effective Date and Closing Date, SPAC and Sponsor shall reasonably cooperate with Acquirer to prepare and submit any agreement, plan or other document requested by Nasdaq relating to regaining compliance with Nasdaq’s continued listing standards.

(e)       Delivery of Records. On the Closing Date, SPAC and/or Sponsor shall deliver to Acquirer all of SPAC’s organizational documents, minute and stock record books and the corporate seal, books of account, general, financial, tax and personnel records, invoices, shipping records, supplier lists, correspondence and other documents, records and files and computer software and programs to a location designated by Acquirer. Sponsor shall not retain copies of the foregoing, except for archiving and legal recordkeeping purposes.

(f)       Extension.

(i)       SPAC shall duly convene and hold a meeting of its shareholders (“Shareholder Meeting”) in accordance with the SPAC’s Articles, for the purpose of obtaining the Extension and providing the SPAC shareholders with the opportunity to redeem Class A Shares in accordance with the Articles, and Acquirer will have the right to consent to the content of all communications, filings and materials used by or on behalf of SPAC in connection therewith. Notwithstanding the foregoing or anything to the contrary herein, SPAC may only adjourn or postpone the Shareholder Meeting with Acquirer’s prior written consent. In addition, notwithstanding the foregoing or anything to the contrary herein, SPAC may only amend or supplement the definitive proxy statement filed by the SPAC with the SEC on June 7, 2023, including by filing an 8-K, with Acquirer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed to the extent such supplement or filing is required by applicable law.

(ii)       If the Extension is approved at the Shareholder Meeting, then immediately following the conclusion of the Shareholder Meeting, Sponsor shall convert the Retained Shares into 1,125,000 Class A Shares and promptly after the Closing in order to support the Extension and Nasdaq listing; and promptly after the Closing, Acquirer shall convert its 2,624,999 Class B Shares into 2,624,999 Class A Shares.

(iii)       The Sponsor shall not be obligated to make any payments or loans to SPAC in connection with the Extension.

(iv)        Acquirer shall advance to SPAC for deposit into the SPAC’s trust account no more than $100,000 per month during the period of the Extension.

8.       Conditions to Closing.

(a)            The obligations of Acquirer to consummate the Transaction and the other transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Acquirer) on or prior to the Closing of each of the following conditions precedent:

(i)       The representations and warranties of SPAC and Sponsor set forth in Sections 9 and 10 of this Agreement, respectively, shall be true and correct in all material respects (except for the representations and warranties contained in Sections 9(a), 9(b), 9(d), 9(e), 10(a), 10(c), and 10(g), which shall be true and correct in all respects) as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date);

(ii)       SPAC and Sponsor shall have performed, satisfied and complied in all material respects with all covenants and agreements contained in this Agreement;

(iii)       SPAC and/or Sponsor shall have delivered evidence reasonably satisfactory to Acquirer that, as of the Closing Date, all liabilities or obligations (absolute, accrued, contingent or otherwise), other than the Liabilities set forth on Schedule 10(k), have been paid or discharged;

(iv)       SPAC shall have delivered evidence reasonably satisfactory to Acquirer that Stifel has waived the deferred underwriting fee pursuant to the Underwriting Agreement;

(v)       Sponsor shall have executed and delivered to the Acquirer stock powers and/or other instruments of transfer duly conveying the Transferred Securities to the Sponsor;

(vi)       SPAC shall have delivered to Acquirer the resignation of each officer and director of SPAC on the terms as set forth in Section 6 of this Agreement;

(vii)       Sponsor shall have obtained all requisite consents necessary for the consummation of the Transaction;

(viii)       SPAC shall have delivered to Acquirer a copy of the joinder to the Insider Letter duly executed by SPAC;

(ix)       Sponsor shall have delivered to Acquirer evidence of the termination of the Administrative Services Agreement, effective as of the Closing Date, executed by Sponsor and SPAC;

(x)       SPAC shall have delivered to Acquirer a copy of the joinder the Registration Rights Agreement duly executed by SPAC;

(xi)       The Class A Shares, warrants and units of SPAC remain listed on Nasdaq;

(xii)       SPAC’s shareholders shall have approved the Extension at the Shareholder Meeting which requires the deposit into SPAC’s trust account of no more than $100,000 per month of Extension, and at least 2,200,000 Class A Shares shall not have been redeemed in connection with the Shareholder Meeting;

(xiii)       Immediately after the conclusion of the Shareholder Meeting, Sponsor shall have delivered notices to SPAC to convert the Retained Shares into an aggregate of 1,125,000 Class A Shares, and SPAC shall have delivered to SPAC’s transfer agent instructions and an opinion of counsel for all of such Retained Shares to be converted into Class A Shares; and

(xiv)       Access to SPAC’s bank account(s) shall have been transferred to Acquirer and/or its designees.

(b)           The obligations of SPAC and Sponsor to consummate the Transaction and the other transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Sponsor) on or prior to the Closing of each of the following conditions precedent:

(i)       The representations and warranties of Acquirer set forth in Section 11 of this Agreement shall be true and correct in all material respects (except for the representation and warranty contained in Section 11(a), which shall be true and correct in all respects) as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date);

(ii)       Acquirer shall have performed, satisfied and complied in all material respects with all covenants and agreements contained in this Agreement;

(iii)       Acquirer shall have paid the Purchase Price to Sponsor and advanced to SPAC for deposit into the trust account up to $100,000 to extend the period of time the SPAC has to consummate an initial Business Combination from June 25, 2023 to July 25, 2023 in accordance with the Articles (as amended); and

(iv)       Acquirer shall have delivered to Sponsor and SPAC a copy of the joinder to the Insider Letter, duly executed by Acquirer.

9.       Representations and Warranties of Sponsor. Sponsor makes the representations and warranties contained in this Section 9 as of the date hereof to Acquirer, intending that Acquirer rely on each of such representations and warranties in order to induce Acquirer to enter into and consummate the Transaction.

(a)       Authorization. The execution, delivery and performance by Sponsor of this Agreement and the consummation by Sponsor of the Transactions and the other transactions contemplated by this Agreement are within the Sponsor’s powers and have been duly authorized by all necessary action on the part of Sponsor. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement constitutes a valid and binding agreement of Sponsor, enforceable against Sponsor in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b)       No Consents. No consent of any third party is necessary for the execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor which shall not have been obtained prior to the Closing Date.

(c)       No Governmental Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor require no action by or in respect of, or filing or notice with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, the Exchange Act of 1934, as amended (“Exchange Act”), and any other applicable securities laws, whether state, federal or foreign.

(d)       Non-contravention. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor does not (i) contravene, conflict with, or result in a violation or breach of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree binding upon or applicable to Sponsor or the Transferred Securities, (ii) contravene, conflict with, or result in a violation or breach of any provision of any agreement to which Sponsor is a party, (iii) require any consent or other action by any person under any material agreement or other instrument binding upon Sponsor or any material license, franchise, permit, certificate, approval or other similar authorization affecting the assets or business of Sponsor or the Transferred Securities, or (iv) result in the creation or imposition of any Lien on the Transferred Securities.

(e)       Title to Transferred Securities. Sponsor has good and valid legal title to, and beneficial ownership of, the Transferred Securities. Upon the sale of the Transferred Securities, Acquirer will receive good and valid legal title to, and full beneficial ownership of, the Transferred Securities, free and clear of all Liens other than other than Liens on transfer imposed under applicable securities laws. Other than the Transferred Securities and Retained Securities, Sponsor has no other ownership interests in SPAC including any securities convertible or exchangeable into any ownership interests of SPAC.

(f)       Litigation. There is no litigation or other administrative or judicial proceedings pending or, to Sponsor’s knowledge, threatened that would prevent Sponsor from selling the Transferred Securities to Acquirer.

(g)       Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Sponsor who would be entitled to any fee or commission from Sponsor in connection with the transactions contemplated in this Agreement for which Acquirer or SPAC would be liable following the Closing.

10.    Representations and Warranties of SPAC. SPAC makes the representations and warranties contained in this Section 10 as of the date hereof to Acquirer, intending that Acquirer rely on each of such representations and warranties in order to induce Acquirer to enter into and consummate the Transactions.

(a)       Authorization. The execution, delivery and performance by SPAC of this Agreement and the consummation by SPAC of the Transaction and the other transactions contemplated by this Agreement are within SPAC’s powers and have been duly authorized by all necessary action on the part of SPAC, including any necessary action by security holders of SPAC. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement is the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b)       Corporate Existence and Power. SPAC is an exempted company duly formed, validly existing and in good standing under the laws of the Cayman Islands and has all requisite powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

(c)       No Consents. No consent of any third party is necessary for the execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by SPAC which shall not have been obtained prior to the Closing Date.

(d)       No Governmental Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by SPAC require no action by or in respect of, or filing with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, Exchange Act and any other applicable securities laws, whether state, federal or foreign, all of which actions or filings will be timely made.

(e)       Non-contravention. The execution, delivery and performance of this Agreement and the consummation of the Transactions and the other transactions contemplated by this Agreement by SPAC do not (i) contravene, conflict with, or result in a violation or breach of any provision of the Articles or any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree binding upon or applicable to SPAC or the Transferred Securities, (ii) contravene, conflict with, or result in a violation or breach of any provision of any written agreement to which SPAC is a party, (iii) require any consent or other action by any person under any material agreement or other instrument binding upon SPAC or any material license, franchise, permit, certificate, approval or other similar authorization affecting the assets or business of SPAC, or (iv) result in the creation or imposition of any Lien on the Transferred Securities.

(f)       SEC Filings. SPAC has filed or furnished (as applicable) all forms, reports, schedules statements and documents with the SEC under the Securities Act or Exchange Act since its formation (the “SPAC SEC Documents”). As of its filing date, each SPAC SEC Document complied, as to form and content in all material respects with the applicable requirements of the Securities Act, Exchange Act, and all other applicable securities laws as the case may be, and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(g)       Capitalization. Except as contemplated by this Agreement or as disclosed in the SPAC SEC Documents, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of SPAC is authorized or outstanding, (ii) there is not any commitment or offer of SPAC to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of SPAC and (iii) SPAC has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as disclosed on Schedule 10(g), no person is entitled to any right of first offer, right of first refusal, preemptive or similar right with respect to the issuance of any securities of SPAC and, except as set forth in this Agreement or in the SPAC SEC Documents, no person is entitled to or any rights with respect to the registration of any securities of SPAC under the Securities Act.

(h)       Listing. SPAC’s Class A Shares, warrants and units are listed on Nasdaq. Other than as disclosed in Schedule 10(h) or the SPAC SEC Documents, there is no action or proceeding pending, or to the SPAC’s knowledge, threatened against SPAC by Nasdaq with respect to any intention by such entity to prohibit or terminate the listing of SPAC’s securities on Nasdaq.

(i)       Contracts. The SPAC SEC Documents and Schedule10(i) hereto contain a complete list of all contracts of the SPAC which will survive the Closing Date (“SPAC Contracts”). True and correct copies of the SPAC Contracts have been made available to Acquirer (including, without limitation, through filing on EDGAR), together with all amendments, exhibits, attachments, waivers or other changes thereto.

(j)       No Material Change. Since March 31, 2023, there has not been any material change in the capital, assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of SPAC from the capital, assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of SPAC disclosed in the SPAC SEC Documents.

(k)       Liabilities. Schedule 10(k) hereto contains a true and correct list of unpaid invoices, loans, accounts payable, accrued expenses and other liabilities (collectively, the “Liabilities”) of SPAC as of the Effective Date. SPAC has, and shall have, no liabilities or obligations (absolute, accrued, contingent or otherwise) as of the Effective Date or Closing Date other than the Liabilities.

(l)       Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of SPAC who would be entitled to any fee or commission from SPAC in connection with the Transactions for which Acquirer or SPAC would be liable after the Closing Date.

(m)       Reimbursable Expenses. Other than amounts payable by SPAC to SC Management pursuant to the Administrative Services Agreement (it being understood and agreed that all such amounts shall be forgiven and fully discharged upon termination of the Administrative Services Agreement), there are no outstanding loans or reimbursable expenses owed by SPAC to the Sponsor, SPAC’s officers or directors or any affiliate thereof and no other amounts are, or to the SPAC’s knowledge will, after the Effective Date, be payable by SPAC to Sponsor, SPAC’s officers or directors or any affiliate thereof related to any services provided to SPAC.

(n)       No Proceedings. There are no actions, suits, proceedings or inquiries pending or, to SPAC’s knowledge, threatened against or affecting SPAC at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any manner adversely affects, or may in any manner adversely affect, the business, operations, capital, assets, liabilities and obligations (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of SPAC or which may affect the sale of the Transferred Securities.

11.    Representations and Warranties of Acquirer. Acquirer makes the representations and warranties contained in this Section 11 as of the date hereof to Sponsor and SPAC, intending that Sponsor and SPAC rely on each of such representations and warranties in order to induce Sponsor and SPAC to enter into and consummate the Transactions.

(a)           Authorization. The execution, delivery and performance by Acquirer of this Agreement and the consummation by Acquirer of the Transaction and the other transactions contemplated by this Agreement are within Acquirer’s power and have been duly authorized by all necessary action. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement constitutes a valid and binding agreement of Acquirer, enforceable against Acquirer in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b)           No Governmental Authorization. The execution, delivery and performance by Acquirer of this Agreement and the consummation by Acquirer of the Transaction and the other transactions contemplated by this Agreement require no action by or in respect of, or filing with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, the Exchange Act, and any other applicable securities laws, whether state, federal or foreign.

(c)           Investment Representations.

(i)       Acknowledgment. Acquirer understands and agrees that the Transferred Securities have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the sale of the Transferred Securities will be effected in reliance upon one or more exemptions from registration afforded under the Securities Act. Acquirer acknowledges and agrees that the Transferred Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Acquirer absent an effective registration statement under the Securities Act, except (i) to SPAC or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including without limitation a private resale pursuant to so called “Section 4(a)1½”), or (iii) in an ordinary course pledge such as a broker lien over account property generally, and, in each of clauses (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Transferred Securities will contain a restrictive legend to such effect. Acquirer acknowledges and agrees that the Transferred Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Acquirer may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Transferred Securities and may be required to bear the financial risk of an investment in the Transferred Securities for an indefinite period of time. Acquirer acknowledges that the Transferred Securities will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year following the filing of certain required information with the SEC after the closing of a Business Combination. Acquirer acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Transferred Securities.

(ii)       Status. Acquirer is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act. Acquirer has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Transferred Securities and of making an informed investment decision, and has conducted a review of the business and affairs of SPAC that it considers sufficient and reasonable for purposes of purchasing the Transferred Securities. Acquirer understands that the Transferred Securities will be sold to Acquirer in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Acquirer set forth in this Agreement, in order that Sponsor may determine the applicability and availability of the exemptions from registration on which Sponsor is relying.

(iii)       Purchase for Own Account. Acquirer is purchasing the Transferred Securities for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Acquirer has no present intention of selling, granting any participation in, or otherwise distributing the Transferred Securities. Acquirer does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Transferred Securities.

(d)       Acquirer Review. Acquirer has reviewed the SPAC SEC Documents, including the exhibits thereto. Acquirer is not relying on any other information concerning SPAC or the Transferred Securities in connection with acceptance of the Transferred Securities, other than as set forth herein.

(e)       Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Acquirer who would be entitled to any fee or commission from SPAC in connection with the transactions contemplated in this Agreement for which Sponsor would be liable.

12.    Release. Sponsor hereby releases SPAC and each of its officers, directors and shareholders from any claims that Sponsor may have now or in the future, whether contractual, statutory or otherwise, against any of SPAC, its officers, directors or shareholders relating to  (i) the formation of SPAC, (ii) the operation of SPAC (including agreements between Sponsor and SPAC) up to the Closing and (iii) the dismissal of Sponsor or any of its officers, directors or employees as an officer, director or employee of SPAC, as applicable. Notwithstanding the foregoing, nothing herein shall be construed as a waiver or release of (x) any claim for indemnification that Sponsor may have against SPAC regardless of whether such claim arises after the Closing, (y) any rights under this Agreement or any of the agreements executed and delivered hereunder, or (z) any claim for fraud, willful misconduct or gross negligence.

13.    Indemnification and Exculpation; Insurance.

(a)       All rights to exculpation or indemnification for acts or omissions occurring through the date hereof now existing in favor of any of the officers and directors of SPAC prior to the consummation of the Transactions as provided in the Articles will survive the execution of this Agreement and the Closing and will continue in full force and effect in accordance with their terms and will not be amended by SPAC to eliminate or reduce such rights except to the extent required by law.

(b)       The SPAC shall renew or otherwise extend its current directors’ and officers’ liabilities insurance policy to the expiration date of the SPAC, if and to the extent extended, on terms reasonably acceptable to Acquirer, and shall obtain, as of the closing of the Business Combination, a “tail” insurance policy, to the extent available on commercially reasonable terms and at an aggregate cost of no higher than 150% of the premium of the SPAC’s directors’ and officers’ liabilities insurance policy as of the date of this Agreement, extending coverage for an aggregate period of six (6) years providing directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred on or before the closing of the Business Combination covering (as direct beneficiaries) those persons who are as of the date of this Agreement currently covered by the SPAC’s directors’ and officers’ liability insurance policy, of the type and with the amount of coverage no less favorable than those of the directors’ and officers’ liability insurance maintained as of the date of this Agreement by, or for the benefit of, the SPAC.

14.    Further Assurances. Each Party agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Agreement, all such other documents and instruments as are reasonably required for the performance of such Party’s obligations hereunder and will take all commercially reasonable actions as may be necessary to consummate the Transaction and the other transactions contemplated by this Agreement and to effectuate the provisions and purposes hereof. In addition, without limiting the foregoing, Sponsor shall cooperate with SPAC and Acquirer with respect to all filings that SPAC or Acquirer elect to make or are required by law to make in connection with the Transaction and the other transactions contemplated by this Agreement.

15.    Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing: (a) by written consent of SPAC, Sponsor and Acquirer, (b) if the Closing has not occurred on or prior to June 25, 2023 and SPAC has not obtained the Extension, (c) by written notice to Sponsor and SPAC from Acquirer if there is any breach of representation, warranty, or covenant of Sponsor and/or SPAC such that the conditions specified in Section 8 of this Agreement would not be satisfied at the Closing, (d) by written notice to Acquirer from Sponsor or SPAC if there is any breach of representation, warranty, or covenant of Acquirer such that the conditions specified in Section 8 of this Agreement would not be satisfied at the Closing. In the event of the termination of this Agreement, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, affiliate, agent, consultant or representative of such Party) to the other Parties hereto; provided that, if such termination shall result from the willful and material breach by a Party of its covenants and agreements hereunder or common law fraud or willful and material breach in connection with the transactions contemplated by this Agreement, such Party shall not be relieved of liability to the other Parties for any such willful and material breach or common law fraud occurring prior to such termination. The provisions of Sections 9, 10, 11, 12, 13, 15, and 16 will survive any termination of this Agreement.

16.    Miscellaneous.

(a)       Entire Agreement. This Agreement contains the entire agreement between the Parties and supersedes any previous understandings, commitments or agreements, oral or written, with respect to the subject matter hereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be binding upon either Party, unless mutually approved in writing.

(b)       Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

(c)       Titles and Headings. The titles and section headings in this Agreement are included strictly for convenience purposes.

(d)       No Waiver. It is understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e)       Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to its conflicts of laws rules. Each Party (i) irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, New York, New York (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement; and (ii) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Any Party may serve any process required by such Courts by way of notice.

(f)       WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(g)       Counterparts. This Agreement may be executed in counterparts (delivered by email or other means of electronic transmission), each of which shall be deemed an original and which, when taken together, shall constitute one and the same document.

(h)       Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email or other electronic means, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses or at such other address for a Party as shall be specified by like notice.

If to Acquirer:                    Berto LLC

1180 North Tower Center Drive, Suite 100

Las Vegas, NV 89144

Attention: Harry L. You

Email: harry@dmytechnology.com

With a copy, which shall not constitute notice, to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Joel Rubinstein

Email: joel.rubinstein@whitecase.com

If to SPAC or Sponsor:       Coliseum Acquisition Corp.

80 Pine Street, Suite 3202

New York, NY

Attn: Jason Beren, Chief Financial Officer

Email: jason.beren@ebgr.com

With a copy, which shall not constitute notice, to:

Loeb & Loeb LLP

901 New York Avenue NW, Suite 300

Washington, DC 20001

Attention: Jane Tam

Email: jtam@loeb.com

(i)       Binding Effect; No Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

(j)       Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any Party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

(k)       Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(l)       Expenses. Sponsor shall pay the expenses incurred by Sponsor and SPAC in connection with this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated, including all fees of its legal counsel and other advisors. Acquirer shall pay the expenses incurred by Acquirer in connection with this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated, including all fees of its legal counsel and other advisors.

(m)       Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing.

(n)       Injunctive Relief. It is hereby understood and agreed that damages shall be an inadequate remedy in the event of a breach by any Party of any covenants or obligations herein, and that any such breach by a Party will cause the other Parties great and irreparable injury and damage. Accordingly, the breaching Party agrees that the other Parties shall be entitled, without waiving any additional rights or remedies otherwise available to such other Parties at law or in equity or by statute, to injunctive and other equitable relief in the event of a breach or intended or threatened breach by the breaching Party of any of said covenants or obligations.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered, all as of the Effective Date.

ACQUIRER:

BERTO LLC

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	Member

SPAC:

COLISEUM ACQUISITION CORP.

By:	/s/ Daniel Haimovic
Name:	Daniel Haimovic
Title:	Co-Chief Executive Officer

SPONSOR:

COLISEUM ACQUISITION SPONSOR LLC

By:	/s/ Daniel Haimovic
Name:	Daniel Haimovic
Title:	Co-Chief Executive Officer

[Signature Page to Purchase Agreement]

Exhibit 99.1

Coliseum Acquisition Corp. Announces Cash Contribution to Trust Account in Connection with Proposed Extension Amendment, Planned Adjournment of Shareholders’ Meeting to Thursday, June 22, 2023, and Extension of Redemption Request Deadline

Business Wire

NEW YORK -- June 15, 2023

Coliseum Acquisition Corp., a Cayman Islands exempted company, ("Coliseum" or the “Company”) (NASDAQ: MITA) yesterday filed a supplement (the “Proxy Supplement”)to its proxy statement dated June 7, 2023 (the “Proxy Statement”) disclosing that it intends to open the Extraordinary General Meeting (the “Meeting”) as scheduled on June 20, 2023, at 9:00 a.m. Eastern Time, and then immediately adjourn the Meeting to June 22, 2023 at 11:30 a.m. Eastern Time to allow Coliseum additional time to engage with shareholders.

The Proxy Supplement also amends Proposal No. 1 in the Proxy Statement, which is the proposal to extend the period of time in which the Company must complete an initial business combination or liquidate the trust account that holds the proceeds of the Company’s initial public offering from June 25, 2023 to June 25, 2024(the “Extension”), to provide that if the proposal is approved by the shareholders at the Meeting, Coliseum Acquisition Sponsor LLC, the Company’s sponsor (“Sponsor”), or its affiliates or designees, will contribute to the Company as a loan (each loan, a “Contribution”) the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of public shares of the Company that are not redeemed in connection with the shareholder vote to approve the Extension, for each month of the Extension, commencing on June 25, 2023 (each such month period an “Extension Period”). There will be a maximum of twelve (12) Extension Periods. Each Contribution will be deposited in the trust account within two business days after the beginning of the Extension Period for which such Contribution is made.

The Sponsor will not make any Contribution unless the Extension Amendment Proposal is approved and the Company’s Articles of Association are amended. The Company’s board of directors (the “Board”) will have the sole discretion whether to continue extending for additional Extension Periods, and if the Board determines not to continue extending for additional Extension Periods, the additional contributions will cease. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Company’s Articles of Association, as amended..

Berto LLC, an affiliate of Harry L. You, has agreed to fund the Contribution in connection with its acquisition of 70% of the founder shares and private placement warrants of the Company from the Sponsor.

The record date for determining Coliseum’s shareholders entitled to receive notice of and to vote at the Meeting remains the close of business on May 25, 2023 (the “Record Date”). Shareholders as of the Record Date can vote, even if they have subsequently sold their shares. Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

Because the Company intends to adjourn the meeting to June 22, 2023, the deadline for submission of public Class A ordinary shares for redemption will be extended to 5:00 p.m. Eastern time on June 20, 2023.

Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the taking of the shareholders’ vote at the Meeting by requesting that the transfer agent return such shares.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Meeting and the proposed Contribution. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly. Coliseum does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On June 7, 2023, the Coliseum filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Meeting, as amended by that certain Supplement to the Proxy Statement that was filed with the SEC on June 14, 2023. INVESTORS AND SECURITY HOLDERS OF COLISEUM ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS COLISEUM FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Coliseum and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. You may obtain free copies of these documents using the sources indicated above.

About Coliseum Acquisition Corp.

Coliseum is a blank check company incorporated on February 5, 2021, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Company Contact:

Jason Beren

CFO

(617) 416-6749